SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 25, 2008

EDCI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34015	26-2694280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 8th Avenue, 23rd Floor
New York, New York 10019
(Address of Principal
Executive Offices)

(212) 333-8400
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On August 25, 2008, Entertainment Distribution Company, Inc., the wholly-owned subsidiary of the Registrant, (the “Company”) and Mathew K. Behrent, the Company’s Executive Vice President, Corporate Development, entered into an amended and restated employment letter agreement (the “Behrent Employment Agreement”) and the Company and Jordan M. Copland, the Company’s Executive Vice President and Chief Financial Officer and Interim Chief Executive Officer, entered into an amended and restated employment letter agreement (the “Copland Employment Agreement” and collectively with the Behrent Employment Agreement, the “Agreements”).  The amended Agreements provide that if either executive is terminated following the payment of the “stay bonus” set forth therein, other than following a Change in Control, they shall no longer be entitled to the severance payments and continued health care benefits that were provided for by for the Agreements.  The “stay bonuses”, which were provided for in the form of the Agreements signed in December 2007, are payable in a lump sum, in an amount equal to each executive’s annual base salary, if he remains employed by the Company through September 1, 2008.   If either executive’s employment is terminated by the Company or by the executive, for any reason, after payment of the stay bonus, other than following a Change in Control, the executive shall be entitled only to accrued salary and vacation pay through the date of termination and any other compensation payments or benefits which have accrued and are payable in connection with the termination. The amendments do not alter any other terms of the Agreements, including base salary and provisions providing for severance for certain terminations following a Change in Control.

A copy of the Behrent Employment Agreement and the Copland Employment Agreement as amended are filed with this report as Exhibit 10.1 and 10.2, respectively, and are hereby incorporated by reference.  The foregoing descriptions of the Behrent Employment Agreement the Copland Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreements.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Amended and Restated Letter Agreement between Matthew K. Behrent and Entertainment Distribution Company, Inc. dated August 25, 2008.
10.2	Amended and Restated Letter Agreement between Jordan M. Copland and Entertainment Distribution Company, Inc. dated August 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDCI HOLDINGS, INC.

Date: August 26, 2008	By:	/s/ Jordan M. Copland
Jordan M. Copland
Interim Chief Executive Officer and Chief Financial
Officer

Entertainment Distribution Company, Inc.

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Letter Agreement between Matthew K. Behrent and Entertainment Distribution Company, Inc. dated August 25, 2008.
10.2	Amended and Restated Letter Agreement between Jordan M. Copland and Entertainment Distribution Company, Inc. dated August 25, 2008.